UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2024

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 8.01	Other Events.
On May 20, 2024, Spectrum Brands Holdings, Inc. (the “Parent”) issued a press release announcing that Spectrum Brands, Inc., its indirect wholly-owned subsidiary (the “Company”) has launched an offering of exchangeable senior notes due 2029 (the “Exchangeable Notes”) and a press release announcing the Company has commenced a tender offer and consent solicitation for the 4.00% Senior Notes due 2026 (the “2026 Notes”), the 5.00% Senior Notes due 2029 (the “2029 Notes”) and the 5.50% Senior Notes due 2030 (the “2030 Notes”), and a tender offer for the 3.875% Senior Notes due 2031 (the “2031 Notes”). A copy of each of these press releases is attached hereto as Exhibits 99.1 and 99.2, respectively, which are incorporated herein by reference.
The Parent also announced that its Board of Directors has authorized a new $500 million Parent common stock repurchase program. The Parent intends to use up to $100 million of this program to purchase shares of the Parent’s common stock concurrently with the pricing of the offering of the exchangeable notes in privately negotiated transactions effected through one of the initial purchasers and/or its affiliates. The Parent common stock repurchase authorization is effective immediately and replaces an existing program, which had a remaining available authorization of approximately $80 million. Purchases under the program may be made in the open market or in privately negotiated transactions from time to time at management’s discretion. The Parent common stock repurchase program may be suspended or discontinued at any time.
This Current Report on Form
8-K
and the press releases attached hereto as Exhibits 99.1 and 99.2 do not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Exchangeable Notes will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being filed with this Current Report on Form
8-K.

Exhibit No.	Description

99.1	Press release announcing the Exchangeable Notes offering, dated May 20, 2024

99.2	Press release announcing the tender offer and consent solicitation for the 2026 Notes, the 2029 Notes and the 2030 Notes, and tender offer for the 2031 Notes, dated May 20, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024

SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Jeremy W. Smeltser
	Name:	Jeremy W. Smeltser
	Title:	Executive Vice President and Chief Financial Officer

SB/RH HOLDINGS, LLC

	By:	/s/ Jeremy W. Smeltser
	Name:	Jeremy W. Smeltser
	Title:	Executive Vice President and Chief Financial Officer

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